EXHIBIT 99.1

RPX Announces Fourth Quarter and Fiscal 2016 Financial Results

SAN FRANCISCO – February 14, 2017 – RPX Corporation (together with its subsidiaries, “RPX”, “the Company”) (NASDAQ: RPXC), the leading provider of patent risk management and discovery management solutions, today announced its financial results for the fourth quarter and year ended December 31, 2016.

Highlights

•	Revenue for 2016 totaled $333.1 million, up 14% compared to $291.9 million for 2015

•	Discovery services revenue for 2016 totaled $66.1 million

•	Revenue for the fourth quarter of 2016 totaled $81.8 million, up 12% compared to $72.8 million in the prior year period

•	There were 348 clients in RPX's patent risk management network as of December 31, 2016, including 181 insurance policy holders.

“RPX was founded to bring efficiency and transparency to the patent market, and our financial performance in 2016 reflects our continued progress in achieving that goal,” said Martin Roberts, Interim CEO and General Counsel of RPX Corp. “With our increased emphasis on improving execution, generating cash and returning value to shareholders, we enter 2017 as a stronger, more nimble organization and are optimistic about RPX’s opportunity to further impact both the patent and eDiscovery markets.”

Summary Results

Revenue for the fourth quarter of 2016 was $81.8 million, compared to $72.8 million in the prior year period. Revenue for 2016 was $333.1 million, compared to $291.9 million for 2015.

GAAP net income for the fourth quarter of 2016 was $1.7 million or $0.03 per diluted share, compared to $5.5 million or $0.10 per diluted share in the fourth quarter of 2015. GAAP net income for 2016 was $18.2 million or $0.36 per diluted share, compared to $39.4 million or $0.71 per diluted share for 2015.

Non-GAAP net income for the fourth quarter of 2016, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, other-than-temporary impairment on short-term investments, realized losses on exchange of short-term investments, and their related tax effects, was $6.2 million or $0.12 per diluted share, compared to $11.7 million or $0.21 per diluted share in the fourth quarter of 2015. Non-GAAP net income for 2016 was $35.7 million or $0.70 per diluted share, compared to $54.7 million or $0.99 per diluted share for 2015.

Non-GAAP adjusted EBITDA less net patent spend, the Company's preferred measure of adjusted pre-tax cash flow, was $9.1 million for the fourth quarter of 2016 and $108.2 million for 2016.

Net patent acquisition spend during the fourth quarter totaled $45.5 million, and included 12 new patent acquisitions. Net patent acquisition spend during the year totaled $117.4 million.

As of December 31, 2016, RPX had cash, cash equivalents, and short-term investments of $191.0 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the first quarter of fiscal 2017:

Subscription and Discovery revenue[1]	$79 - $81 million
Fee-related revenue	$1 million
Total revenue	$80 - $82 million
Operating income (non-GAAP)	$9 - $11 million
Net income (non-GAAP)	$5 - $7 million
Consolidated adjusted EBITDA (non-GAAP)	$51 - $52 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	49 million

The Company provided the following business outlook for the full year 2017:

Subscription revenue[1]	$240 - $250 million
Discovery revenue	$70 - $79 million
Fee-related revenue	$5 - $15 million
Total revenue	$315 - $344 million
Cost of revenue (non-GAAP)	$193 - $198 million
SG&A (non-GAAP)	$73 - $78 million
Net income (non-GAAP)	$31 - $42 million

Patent risk management adjusted EBITDA (non-GAAP)	$183 - $199 million
Discovery services adjusted EBITDA (non-GAAP)	$19 - $23 million
Consolidated adjusted EBITDA (non-GAAP)	$202 - $222 million
Net patent spend	$110 - $115 million
Consolidated adjusted EBITDA less net patent spend (non-GAAP)	$87 - $112 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	50 million

The Company provided the following supplemental information regarding amortization expense for the full year 2017:

Amortization of patent assets acquired through December 31, 2016	$127 million
Amortization of patent assets to be acquired during fiscal 2017	$26 - $29 million
Total amortization of patent assets	$153 - $156 million

Amortization of acquired intangible assets[2]	$8 - $9 million
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the first quarter and full year 2017 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

RPX Corporation
Historical Quarterly Information
(in thousands)
(unaudited)
	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Subscription revenue[1]	$67,112	$63,219	$62,414	$62,688
Discovery revenue	10,578	19,258	17,987	18,289
Fee-related revenue	2,045	632	8,060	825
Total revenue	$79,735	$83,109	$88,461	$81,802

Operating Income	$5,174	$8,135	$14,016	$8,063

Weighted-average diluted shares outstanding	52,616	51,557	50,247	49,642
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.

RPX Corporation
Quarterly Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)
	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Net income	$4,237	$4,150	$8,115	$1,733
Provision for income taxes	2,742	2,436	4,651	4,245
Interest and other (income) expense, net	(1,805)	1,549	1,250	2,085
Depreciation and amortization	44,555	41,032	43,725	42,311
EBITDA	49,729	49,167	57,741	50,374
Stock-based compensation	5,022	4,976	4,341	4,229
Adjusted EBITDA (non-GAAP)[2]	54,751	54,143	62,082	54,603
Net patent spend	(16,249)	(20,885)	(34,800)	(45,495)
Adjusted EBITDA less net patent spend (non-GAAP)	$38,502	$33,258	$27,282	$9,108
 ————————

[2]
RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PST/5:00 p.m. EST on February 14, 2017. Parties in the United States and Canada can access the call by dialing 1-877-723-9520, using conference code 2653817.  International parties can access the call by dialing 1-719-325-4893, using conference code 2653817.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of December 31, 2016, RPX had invested over $2 billion to acquire more than 16,600 US and international patent assets and rights on behalf of nearly 350 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated February 14, 2017 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) other-than-temporary impairment on short-term investments, (6) realized losses on exchange of short-term investments, and (7) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, the Company's ability to integrate and manage the acquisition of Inventus Solutions, Inc., and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

#     #     #
Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue	$81,802	$72,831	$333,107	$291,881
Cost of revenue	49,696	39,475	197,262	148,858
Selling, general and administrative expenses	24,043	20,199	100,457	77,428
Gain on sale of patent assets, net	—	—	—	(592)
Operating income	8,063	13,157	35,388	66,187
Interest and other expense, net:
Interest income	158	225	506	740
Interest expense	(860)	—	(3,015)	—
Other expense, net	(1,383)	(2,844)	(570)	(1,428)
Total interest and other expense, net	(2,085)	(2,619)	(3,079)	(688)
Income before provision for income taxes	5,978	10,538	32,309	65,499
Provision for income taxes	4,245	5,011	14,074	26,077
Net income	$1,733	$5,527	$18,235	$39,422

Net income per share:
Basic	$0.04	$0.10	$0.36	$0.72
Diluted	$0.03	$0.10	$0.36	$0.71
Weighted-average shares used in computing net income per share:
Basic	49,061	54,260	50,462	54,432
Diluted	49,642	55,002	51,001	55,410

RPX Corporation
Consolidated Balance Sheets
(in thousands)
(unaudited)
	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$100,111	$94,983
Short-term investments	90,877	231,015
Restricted cash	500	701
Accounts receivable, net	64,395	13,905
Prepaid expenses and other current assets	4,524	12,643
Total current assets	260,407	353,247
Patent assets, net	212,999	254,560
Property and equipment, net	6,948	4,733
Intangible assets, net	56,050	1,801
Goodwill	151,322	19,978
Restricted cash, less current portion	965	727
Other assets	8,337	6,896
Deferred tax assets	38,261	16,619
Total assets	$735,289	$658,561
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,197	$959
Accrued liabilities	16,798	14,842
Deferred revenue	118,856	110,921
Deferred payment obligations	—	2,383
Current portion of long-term debt	6,474	—
Other current liabilities	1,484	467
Total current liabilities	146,809	129,572
Deferred revenue, less current portion	11,552	4,731
Deferred tax liabilities	4,023	—
Long-term debt, less current portion	88,110	—
Other liabilities	10,514	7,779
Total liabilities	261,008	142,082
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	360,462	344,610
Retained earnings	130,249	172,115
Accumulated other comprehensive loss	(16,435)	(251)
Total stockholders’ equity	474,281	516,479
Total liabilities and stockholders’ equity	$735,289	$658,561

RPX Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Year Ended December 31,
	2016	2015
Operating activities
Net income	$18,235	$39,422
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	171,623	145,835
Stock-based compensation	18,275	17,594
Excess tax benefit from stock-based compensation	(103)	(1,593)
Gain on sale of patent assets	—	(592)
Amortization of premium on investments	2,247	6,666
Deferred taxes	(13,951)	(13,010)
Unrealized foreign currency loss	2,689	—
Fair value adjustments on deferred payment obligations	(1,920)	(3,887)
Gain on extinguishment of deferred payment obligation	(463)	(3,000)
Other-than-temporary impairment of short-term investments	—	5,096
Realized loss on exchange of short-term investments	290	3,444
Other	2,457	(60)
Changes in assets and liabilities, net of business acquired:
Accounts receivable	(39,737)	10,888
Prepaid expenses and other assets	10,344	(17,651)
Accounts payable	923	724
Accrued and other current liabilities	1,693	4,631
Deferred revenue	14,654	(21,284)
Net cash provided by operating activities	187,256	173,223
Investing activities
Purchases of investments	(70,980)	(273,853)
Maturities of investments	60,143	254,360
Sales of investments	145,925	21,650
Business acquisition, net of cash acquired	(228,452)	(425)
Decrease in restricted cash	298	247
Purchases of property and equipment	(3,667)	(2,163)
Acquisitions of patent assets	(116,742)	(132,834)
Proceeds from sale of patent assets	—	650
Acquisition of other assets	—	(2,500)
Net cash used in investing activities	(213,475)	(134,868)
Financing activities
Repayments of principal on deferred payment obligations	—	(2,935)
Proceeds from deferred payment obligations	—	6,270
Proceeds from issuance of term debt	100,000	—
Payment of debt issuance costs	(2,003)	—
Repayment of principal on term debt	(3,750)	—
Deferred acquisition payment	(1,320)	—
Proceeds from exercise of stock options	3,766	4,953
Taxes paid related to net-share settlements of restricted stock units	(4,185)	(5,097)
Excess tax benefit from stock-based compensation	103	1,593
Payments of capital leases	(461)	—
Repurchase of common stock	(60,101)	(26,175)
Net cash provided by (used in) financing activities	32,049	(21,391)
Foreign-currency effect on cash and cash equivalents	(702)	—
Net increase in cash and cash equivalents	5,128	16,964
Cash and cash equivalents at beginning of period	94,983	78,019
Cash and cash equivalents at end of period	$100,111	$94,983

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$1,733	$5,527	$18,235	$39,422
Stock-based compensation[1]	4,229	4,533	18,568	18,015
Amortization of acquired intangible assets[2]	2,402	431	9,611	1,725
Fair value adjustment on deferred payment obligations[3]	—	(655)	(1,920)	(3,887)
Gain on extinguishment of deferred payment obligations[3]	—	(3,000)	(463)	(3,000)
Other-than-temporary impairment on short-term investments[3]	—	3,181	—	5,096
Realized loss on exchange of short-term investments[3]	—	3,336	188	3,336
Income tax adjustments[4]	(2,163)	(1,649)	(8,474)	(6,037)
Non-GAAP net income	$6,201	$11,704	$35,745	$54,670

Non-GAAP net income per share:
Basic	$0.13	$0.22	$0.71	$1.00
Diluted	$0.12	$0.21	$0.70	$0.99
Weighted-average shares used in computing net income per share:
Basic	49,061	54,260	50,462	54,432
Diluted	49,642	55,002	51,001	55,410

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Cost of revenue	$49,696	$39,475	$197,262	$148,858
Amortization of acquired intangible assets[2]	(527)	(50)	(2,119)	(200)
Non-GAAP cost of revenue	$49,169	$39,425	$195,143	$148,658

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Selling, general and administrative expenses	$24,043	$20,199	$100,457	$77,428
Stock-based compensation[1]	(4,229)	(4,533)	(18,568)	(18,015)
Amortization of acquired intangible assets[2]	(1,875)	(381)	(7,492)	(1,525)
Non-GAAP selling, general and administrative expenses	$17,939	$15,285	$74,397	$57,888

RPX Corporation
Reconciliation of GAAP to Non-GAAP Interest and Other Income (Expense), Net
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Interest and other expense, net	$(2,085)	$(2,619)	$(3,079)	$(688)
Fair value adjustment on deferred payment obligations[3]	—	(655)	(1,920)	(3,887)
Gain on extinguishment of deferred payment obligations[3]	—	(3,000)	(463)	(3,000)
Other-than-temporary impairment on short-term investments[3]	—	3,181	—	5,096
Realized loss on exchange of short-term investments[3]	—	3,336	188	3,336
Non-GAAP interest and other income (expense), net	$(2,085)	$243	$(5,274)	$857

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$1,733	$5,527	$18,235	$39,422
Provision for income taxes	4,245	5,011	14,074	26,077
Interest and other expense, net	2,085	2,619	3,079	688
Stock-based compensation[1]	4,229	4,533	18,568	18,015
Depreciation and amortization	42,311	38,809	171,623	145,835
Non-GAAP adjusted EBITDA[5]	54,603	56,499	225,579	230,037
Net patent spend	(45,495)	(50,353)	(117,429)	(160,665)
Non-GAAP adjusted EBITDA less net patent spend	$9,108	$6,146	$108,150	$69,372

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended December 31,
Operating Metrics	2016	2015
Number of clients[7]	348	255
Net additions[7]	20	10
Gross patent spend	$48,495	$137,673
Net patent spend	$45,495	$50,353

	As of and for the Three Months Ended December 31,
Financial Metrics	2016	2015
Subscription revenue[6]	$62,688	$67,701
Discovery revenue	18,289	—
Fee-related revenue	825	5,130
Total revenue	$81,802	$72,831
Cash, cash equivalents and short-term investments	$190,988	$325,998
Deferred revenue, current and non-current	$130,408	$115,652

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]
RPX excludes fair value adjustments and gains on extinguishment related to its deferred payment obligations, other-than-temporary impairments to its short-term investments, and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]
RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, provision for income taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6] Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.
[7] Represents clients receiving RPX's patent risk management services only; does not include RPX's discovery services clients.